UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-04318

The American Funds Income Series
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2009

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

U.S. Government
Securities Fund

[photo of the steps of the Lincoln Memorial with the Washington Monument in the background]

A foundation for all markets

Annual report for the year ended August 31, 2009

U.S. Government Securities FundSM seeks a high level of current income, as well as preservation of capital, by investing primarily in securities guaranteed or sponsored by the United States government.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2009 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 3.75% maximum sales charge	3.99%	3.73%	4.95%

The total annual fund operating expense ratio was 0.64% for Class A shares as of August 31, 2009.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 19 and 20 for details.

The fund’s 30-day yield for Class A shares as of September 30, 2009, calculated in accordance with the Securities and Exchange Commission formula, was 2.69%. The fund’s distribution rate for Class A shares as of that date was 3.00%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 22.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Bond ratings are generally issued by independent rating agencies and are designed to provide an indication of an issuer’s creditworthiness. See the fund’s most recent statement of additional information for details. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

[Begin Sidebar]
In this report

Special feature

4	A foundation for all markets

U.S. Government Securities Fund may have helped its shareholders weather the market’s downturn in 2008, but there’s more to this fund than providing a relative shelter for tough times.

Contents

1	Letter to shareholders

3	The value of a long-term perspective

8	Summary investment portfolio

11	Financial statements

27	Board of trustees and other officers
[End Sidebar]

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Fellow shareholders:

The past fiscal year was one of extremes in the bond market. As the global financial crisis intensified during the last half of 2008, investors flocked to U.S. Treasuries and largely shunned other asset classes. In 2009, however, investors returned to riskier investments as credit market conditions improved and the recession showed signs of abating.

For the 12 months ended August 31, 2009, U.S. Government Securities Fund recorded a total return of 7.4%. Over the same period, the unmanaged Citigroup Treasury/Government Sponsored/Mortgage Index returned 8.3%, while the Lipper General U.S. Government Funds Average produced a 6.8% return.

As always, income is an important part of the fund’s total return. For the fiscal year, the fund paid monthly dividends totaling about 44 cents a share. This amounted to an income return of about 3.3% for the fund’s shareholders. A 4.1% rise in the fund’s share price during the year further boosted the total return.

Bond market overview
The fund’s fiscal year began September 1, 2008, as the global financial crisis was rapidly escalating. In those first few weeks of September, the government took over Fannie Mae, Freddie Mac and troubled insurer AIG; the investment bank Lehman Brothers filed for bankruptcy; the Federal Deposit Insurance Corporation arranged takeovers of Washington Mutual and Wachovia; and Merrill Lynch averted collapse by selling itself to Bank of America.

In the remaining weeks and months of 2008, waves of pessimism overwhelmed the markets, the economy slipped deeper into recession and job losses surged. Extraordinary interventions by the Federal Reserve and the government kept the credit markets on life support and prevented the collapse of other large banks. In mid-December, the Fed slashed the federal funds rate to a historic low of 0%–0.25%. For most of this period, U.S. Treasuries rallied as investors flocked to the safest bonds available. At the same time, most other debt securities recorded sharp price declines.

Then, in the darkest days of winter, a major shift occurred. By March 2009, lagging sectors of the market, including corporate bonds, saw renewed investor interest that grew into a rally, which extended through the summer months. At the same time, the demand for Treasuries waned as investors gravitated toward corporates, commercial mortgage-backed securities and other higher yielding debt instruments. This broadening of risk appetites restored optimism and a measure of liquidity to the credit markets, despite continuing economic sluggishness. Overall, government bonds produced moderately strong results for the fiscal year, aided by the strength of Treasuries during the first half and the resilience of government mortgage-backed obligations throughout the year.

[Begin Sidebar]
Results at a glance

For periods ended August 31, 2009, with dividends reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime
				(since 10/17/85)

U.S. Government Securities Fund (Class A shares)	7.43%	4.41%	5.39%	6.63%
Lipper General U.S. Government Funds Average*	6.76	3.98	5.28	6.46
Citigroup Treasury/Government
Sponsored/Mortgage Index†	8.29	5.46	6.40	7.72

*Lipper averages do not reflect the effect of sales charges.
† The index is unmanaged and includes reinvested distributions, but does not reflect the effect of sales charges, commissions or expenses.
[End Sidebar]

How the fund responded
U.S. Government Securities Fund experienced dramatic growth during the year, driven by strong demand for safety during the first half. By fiscal year-end, net assets of the fund had surged 84% while shareholder accounts increased about 73%.

The fund’s portfolio counselors responded to the growing demand and the market’s fluctuations by continually adjusting the mix of securities in the portfolio. During the first half, they trimmed exposure to Treasuries as prices soared, then increased exposure again during the second half when Treasuries lagged the broader market. Overall, the fund ended the year with a net increase in Treasuries: 47.2% of fund assets compared to 38.2% at the start of the year.

Portfolio counselors similarly, but inversely, managed the exposure to mortgage-backed obligations, increasing the portfolio weighting early in the year, then reducing exposure during the second half. By the end of the year, mortgage-backed obligations stood at 43.2% of net assets, down from 48.2% at the start. The bulk of the reduction was in AAA-rated nongovernment mortgages, i.e., commercial mortgage-backed securities and collateralized mortgage-backed obligations.

By the end of the fiscal year, government-guaranteed and -supported debt totaled about 96.8% of the fund’s net assets, up from 88.6% last year.

Looking ahead
Though bond market conditions have improved significantly in recent months, we do not anticipate a robust economic recovery and are mindful of the many challenges that persist. Financial institutions continue to grapple with high levels of problem loans, portions of the real estate market remain soft, and consumer demand remains weak in the face of lingering high unemployment.

These challenges may serve to limit economic growth over the next year or so and could lead to further bouts of market distress. While we do not anticipate disruptions of the magnitude we saw in late 2008, we do advise caution and prudence as investors look to recover from last year’s downturn. With this in mind, we urge you to read our feature article, “A foundation for all markets,” beginning on page 4, which discusses some of the benefits of keeping a portion of your portfolio in U.S. government securities.

Managing risk is an important component of our investment strategy, as is maintaining a long-term perspective. Markets fluctuate from day to day, but financial objectives are rarely achieved over short stretches of time. Every investment decision made for U.S. Government Securities Fund is based on years of professional experience, in-depth market and economic research, and an eye clearly focused on the future. We encourage shareholders to adopt a long-term perspective on all their investments and make government securities a cornerstone of their financial strategy.

Cordially,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman of the Board

/s/ John H. Smet

John H. Smet
President

October 14, 2009

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
Treasury yield curves at the beginning and end of the fiscal year
Source: Bloomberg

[begin line chart]
	8/29/2008	8/31/2009
3 Month	1.710	0.127
6 Month	1.945	0.223
2 Year	2.367	0.968
5 Year	3.088	2.385
10 Year	3.812	3.398
30 Year	4.423	4.178
[end line chart]
[End Sidebar]

The value of a long-term perspective

How a $10,000 investment has grown (for the period October 17, 1985, to August 31, 2009, with dividends reinvested)

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

[begin mountain chart]
Date	U.S. Government Securities Fund	Citigroup Treasury/Government Sponsored/Mortgage Index3	Consumer Price Index5	Lipper General U.S. Government Funds Average4

10/17/1985	$9,625	$10,000	$10,000	$10,000
8/31/1986	$10,919	$11,900	$10,092	$11,776
8/31/1987	$11,095	$12,029	$10,524	$11,706
8/31/1988	$12,028	$13,015	$10,948	$12,482
8/31/1989	$13,210	$14,707	$11,463	$13,815
8/31/1990	$14,280	$15,806	$12,107	$14,609
8/31/1991	$16,025	$18,102	$12,567	$16,512
8/31/1992	$18,126	$20,516	$12,962	$18,551
8/31/1993	$20,372	$22,688	$13,321	$20,532
8/31/1994	$19,621	$22,386	$13,707	$19,927
8/31/1995	$21,308	$24,841	$14,066	$21,968
8/31/1996	$22,023	$25,879	$14,471	$22,585
8/31/1997	$24,023	$28,397	$14,793	$24,579
8/31/1998	$26,353	$31,484	$15,032	$27,230
8/31/1999	$26,342	$31,736	$15,373	$27,020
8/31/2000	$28,204	$34,245	$15,897	$28,857
8/31/2001	$31,224	$38,265	$16,329	$31,925
8/31/2002	$33,581	$41,656	$16,624	$34,543
8/31/2003	$34,350	$42,810	$16,983	$35,001
8/31/2004	$35,894	$45,246	$17,433	$36,537
8/31/2005	$37,054	$47,074	$18,068	$37,651
8/31/2006	$37,438	$48,010	$18,758	$38,001
8/31/2007	$39,205	$50,686	$19,128	$39,790
8/31/2008	$41,450	$54,509	$20,155	$41,625
8/31/2009	$44,531	$59,028	$19,856	$44,607
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 4.75% prior to January 10, 2000.
3The index is unmanaged and includes reinvested distributions, but does not reflect the effect of sales charges, commissions or expenses.
4Calculated by Lipper. The average does not reflect the effect of sales charges.
5Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6For the period 10/17/85 (when the fund began operations) through 8/31/86.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2009)*

	1 year	5 years	10 years

Class A shares	3.39%	3.60%	4.99%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 19 and 20 for details.

A foundation for all markets

U.S. Government Securities Fund may have helped its shareholders weather the market’s downturn in 2008, but there’s more to this fund than providing a relative shelter for tough times.

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[close of photo of the White House on a $20 bill]

[Begin Sidebar]
A measure of government debt

[begin mountain chart]
1929	16.31%
1930	17.76%
1931	21.96%
1932	33.22%
1933	39.89%
1934	41.06%
1935	39.15%
1936	40.33%
1937	39.61%
1938	43.21%
1939	43.82%
1940	42.41%
1941	38.67%
1942	44.72%
1943	68.83%
1944	91.45%
1945	116.01%
1946	121.24%
1947	105.82%
1948	93.76%
1949	94.61%
1950	87.64%
1951	75.21%
1952	72.31%
1953	70.16%
1954	71.32%
1955	66.17%
1956	62.37%
1957	58.66%
1958	59.14%
1959	56.20%
1960	54.39%
1961	53.05%
1962	50.91%
1963	49.51%
1964	46.97%
1965	44.12%
1966	40.61%
1967	39.19%
1968	38.21%
1969	35.93%
1970	35.72%
1971	35.33%
1972	34.52%
1973	33.14%
1974	31.68%
1975	32.56%
1976	34.00%
1977	34.42%
1978	33.63%
1979	32.26%
1980	32.56%
1981	31.91%
1982	35.10%
1983	38.96%
1984	40.00%
1985	43.23%
1986	47.65%
1987	49.62%
1988	51.02%
1989	52.12%
1990	55.74%
1991	61.17%
1992	64.09%
1993	66.17%
1994	66.23%
1995	67.08%
1996	66.66%
1997	64.97%
1998	62.84%
1999	60.47%
2000	57.02%
2001	56.46%
2002	58.52%
2003	60.88%
2004	62.18%
2005	62.77%
2006	63.49%
2007	63.99%
2008	69.42%
[end mountain chart]

This chart depicts the U.S. government’s debt burden as a percentage of gross domestic product (GDP) for the past 80 years. Though debt levels have risen recently, they remain well below the peak levels of World War II.

Sources: Bureau of Economic Analysis; Bureau of the Public Debt

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.
[End Sidebar]

For the vast majority of investors, the past year was a dreadful experience. Historically, it was the worst downturn in stocks since the Great Depression, and bonds fared little better under the weight of mortgage problems, curtailed lending and bank failures. Yet, as we’ve seen many times before, the U.S. Treasury market held strong against the tide of declining global markets. Once again, Treasuries became the world’s de facto safe haven during periods of uncertainty and market distress.

That, of course, was months ago. Since then, much of the bond market has stabilized and recovered, while stocks rebounded in mid March and rallied through the summer months. Despite ongoing challenges, the U.S. economy avoided an outright depression, and many investors may now be looking for ways to rebuild what has been lost.

Yet even in this rebuilding phase, U.S. Government Securities Fund has its place. “There may be a temptation on the part of some investors to see the fund as dead weight now that the crisis appears to have passed,” says Thomas Hogh, one of its portfolio counselors. “I think of it more as an insurance policy, one that can offer a portfolio a steadier return and can help offset the highs and lows of other investments.”

A history of stability
For calendar year 2008, the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market, posted a loss of 37.0% on a total return basis. U.S. Government Securities Fund, on the other hand, had a positive total return of 7.7% for the same time period. This isn’t a fluke — as you can see in the chart on page 6, the fund has posted positive returns for every fiscal year in which the S&P 500 had a negative return.

Government securities and the funds that invest in them are the preferred choice of many investors during economic or market downturns. That’s because Treasuries are backed by the full faith and credit of the U.S. government, and other government-issued or -sponsored securities have similar support, even if the backing is not as explicit as the direct obligations of the U.S. Treasury. When investors lose faith in stocks, corporate bonds or other asset classes, there is still confidence that the U.S. government can and will pay its debts, as it always has.

Certainly, the price and yield of Treasuries and other government-backed bonds can and will fluctuate over time. While there is no prepayment or credit risk with Treasuries, they are subject to changes in interest rates and inflation expectations — as all bonds are. Those fluctuations, however, have been relatively minor compared to many other asset classes, particularly stocks. For example, U.S. Government Securities Fund has reported positive fiscal-year returns every year since its inception, except for 1994 and 1999 when it recorded results of –3.7% and –0.04%, respectively. The greatest disparity in consecutive fiscal-year returns occurred between 1993 and 1994, when the fund results went from 12.4% to –3.7%, largely because of sharp and unexpected increases to the federal funds rate that affected the entire bond market.

By way of comparison, the S&P 500 fell 55.2% (total return) from its top in October 2007 to its bottom in March of this year. Consider the losses if you hadn’t held Treasuries in your portfolio. If you joined the fund only recently, consider how things might have played out differently.

“Stability isn’t just for pessimists,” says Wesley Phoa, a U.S. Treasury analyst for the fund. “With Treasury investments, and with this fund in particular, you can take on other risks, if that suits you, because you know you have an element of relative stability elsewhere in your portfolio.”

Hedging against crisis
For the moment, it seems safe to say that the markets have recovered from their worst levels, and that, at some point in the future, another bull market will likely emerge. Between those two events, however, lies a great deal of uncertainty that can make government bonds a welcome presence in your portfolio.

“Investing for a fund like this, you always think about the uncertainties,” Hogh says. “Are we on the road to recovery? Probably. Will there be problems along the way? Absolutely.”

For one, unemployment remains extremely high. An unemployment rate of more than 9% won’t easily or quickly decline, Hogh says. The commercial real estate market is poised to follow the residential market downward. Consumers, who represent up to 70% of the nation’s economic activity, are actually saving instead of spending — great in terms of long-term economic stability, but a bad omen for a quick recovery.

Given these headwinds, corporate profits could likely remain under pressure for some time. Meanwhile, banks and much of the financial sector are still sorting out all the losses incurred over the past few years and are trying to design a business model that won’t put them and the rest of the economy into such a crisis again.

“This is not going to be an easy recovery by any means,” says Fergus MacDonald, an analyst with the fund who focuses on housing markets and securities backed by government agencies. “I think the enthusiasm we’ve seen over the spring and summer is overdone. And that means more volatility ahead, which makes this fund all the more important for shareholders.”

Problems for government securities?
While stocks and some other classes of bonds struggle to recover along with the overall economy, it would be a mistake to think that Treasuries and other government-backed securities are entirely immune. There are a number of challenges ahead for the portfolio counselors and analysts of U.S. Government Securities Fund.

For one, the United States government has embarked on unprecedented deficit spending in order to stabilize the economy and implement President Obama’s agenda. That has already resulted in a great deal of supply for the Treasury market.

Yet even as the federal government runs record deficits, the total amount of government debt is still well below the nation’s total economic output. This measure (debt/GDP) is used to assess the relative fiscal health of governments worldwide. U.S. government debt, when measured as a percentage of total gross domestic product (economic output), is approximately 69% of GDP, as shown in the chart on page 5. That is about as high as it was in the mid-1990s, and much lower than its peak in the 1940s, when the nation’s total debt well outstripped the economy’s overall production.

[Begin Sidebar]
An element of relative stability

Government securities can add an element of stability to investors’ portfolios. To illustrate, this chart compares fiscal-year total returns of the Standard & Poor’s 500 Composite Index (a broad measure of the U.S. stock market) to U.S. Government Securities Fund since its inception.

Although fund returns were lower than stock returns in many instances, they were also much less volatile over time. Importantly, fund returns were positive for each year that the stock market posted declines, and down years for the fund were few and mild in comparison.

[begin bar chart]
Fiscal-year total returns	Fund returns	S&P returns

8/31/1987	1.61%	34.51
8/31/1988	8.40%	-17.81
8/31/1989	9.83%	39.18
8/31/1990	8.10%	-4.99
8/31/1991	12.22%	26.85
8/31/1992	13.11%	7.91
8/31/1993	12.40%	15.18
8/31/1994	-3.69%	5.46
8/31/1995	8.60%	21.42
8/31/1996	3.36%	18.72
8/31/1997	9.08%	40.62
8/31/1998	9.70%	8.10
8/31/1999	-0.04%	39.81
8/31/2000	7.07%	16.31
8/31/2001	10.70%	-24.38
8/31/2002	7.55%	-17.99
8/31/2003	2.29%	12.06
8/31/2004	4.49%	11.45
8/31/2005	3.23%	12.55
8/31/2006	1.04%	8.87
8/31/2007	4.72%	15.13
8/31/2008	5.73%	-11.13
8/31/2009	7.43%	-18.25
[end bar chart]
[End Sidebar]

“Deficit spending is always a concern, of course, no matter how you slice it,” Phoa says. “And the nation’s public debt is going to rise substantially in the coming years. But the world economy is a big place, and there’s still very little else out there that compares with the security of U.S. Treasuries.”

Despite concerns, governments around the world continue to buy and hold U.S. Treasuries. Nations like China, which holds nearly a quarter of all U.S. Treasuries owned by foreign countries, have expressed displeasure with the prospect of higher U.S. deficits and the increase in Treasury issuance. “But these complaints,” MacDonald says, “won’t stop China and other nations from buying them.

“Countries like China — with export-driven economies — have a vested interest in buying Treasuries,” he says. “If China were to suddenly decide to stop buying Treasuries, then the dollar would weaken, and the export business China has developed with the United States would be severely damaged. We’re too interconnected. China needs to recycle its trade surplus with the U.S. into dollars to support its export-driven growth economy.”

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Another potential issue is the extraordinary support the Federal Reserve and the U.S. Treasury Department have provided for the Treasury market and other government-sponsored securities recently, especially mortgage-backed securities issued by Freddie Mac and Fannie Mae. Today’s prices reflect a strong dose of government buying of these issues; at some point, the government will likely back away from this support. When that happens, prices for these securities are likely to decline, which could impact the fund’s net asset value.

“The Fed and Treasury have to be very careful about how they exit their support of the market,” Phoa says. “Withdrawing support abruptly or carelessly will hurt. But they know this, and more importantly, they’re consulting regularly with large institutional buyers like us to figure out the best way to do it.”

Active management
The path to recovery appears to be a long and winding one, both within the Treasury and government-backed securities markets, and throughout the broader bond and stock markets. That’s why an actively managed fund like this one can be an important component of stability in a well-diversified portfolio.

“We have an entire team of analysts, portfolio counselors and economists dedicated to interest rates, and more resources looking at mortgages as well,” Phoa says. “We now have a very good line of communication to the Treasury Department and the Federal Reserve, because they’re being proactive and coming to the market, and to institutional investors like us, to get our viewpoints and our ideas, too. We’re in places and in discussions that individual investors really can’t be on a day-to-day basis, and that can help us make better investment decisions for the future.”

Government investments won’t give you the kind of sky-high returns that tech stocks provided in the 1990s, or that banking did a few years ago, of course. But they’re far less likely to come crashing back to Earth. Moreover, the active management and deep research that goes into the fund provide an additional measure of comfort in addressing the inevitable fluctuations that lie ahead.

“What I think we’re able to do in this fund is use our research to help anticipate the next steps for the market and for the economy as a whole,” Hogh says. “We know there are going to be problems, and we have ideas on what those problems might be and when they might arise. That helps us to position the fund in such a way so as to keep it as stable as possible, while still providing a good income return.” ■

Summary investment portfolio, August 31, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Investment mix by security type

U.S. Treasury bonds & notes	47.2%
Mortgage-backed obligations	43.2
Federal agency bonds & notes	7.9
Asset-backed obligations	0.8
Short-term securities & other assets less liabilities	0.9
[end pie chart]

Quality breakdown*
as of August 31, 2009	Percent of net assets
U.S. governmental obligations†	54.6%
Federal agencies	42.2
Aaa/AAA	2.3
Short-term securities & other assets less liabilities	0.9

*Bond ratings reflect those of a credit rating agency; if ratings are not available, they are assigned by the fund's investment analysts. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.

†These securities are guaranteed by the full faith and credit of the United States government.

	Principal		Percent
	amount	Value	of net
Bonds & notes - 99.09%	(000)	(000)	assets

U.S. Treasury bonds & notes - 47.20%
U.S. Treasury:
4.875% 2011	$51,750	$55,381
1.50% 2012	100,840	101,049
1.75% 2012	61,000	61,484
3.00% 2012 (1) (2)	38,378	40,401
3.125% 2013	81,500	85,139
3.875% 2013	33,720	36,201
1.75% 2014	53,250	52,339
2.25% 2014	310,200	309,474
2.00% 2014 (1) (2)	41,254	42,109
2.625% 2014	250,000	253,290
2.625% 2014	62,000	62,738
4.00% 2014	56,750	61,210
1.875% 2015 (1) (2)	43,679	44,323
11.25% 2015	30,000	43,275
3.25% 2016	304,385	309,094
3.25% 2016	125,660	127,913
3.25% 2016	46,400	47,190
2.375% 2017 (1) (2)	34,056	35,604
4.625% 2017	34,500	37,951
8.875% 2017	62,925	87,512
3.875% 2018	50,250	52,254
2.75% 2019	139,350	131,937
3.125% 2019	343,000	334,895
3.625% 2019	159,000	161,994
8.125% 2019	25,000	34,543
8.50% 2020	36,750	52,202
7.125% 2023	28,000	37,113
4.50% 2036	55,400	58,335
4.50% 2038	57,250	60,327
0%-9.875% 2010-2039 (1) (2)	594,457	628,782	47.20
		3,446,059	47.20

Mortgage-backed obligations - 43.22%
Federal agency mortgage-backed obligations (3) - 41.75%
Fannie Mae:
4.00% 2024	60,817	61,533
4.00% 2024	43,693	44,178
4.00% 2024	38,527	38,954
4.50% 2024	78,790	81,157
4.50% 2024	63,970	65,789
4.50% 2024	33,444	34,448
6.50% 2035	37,784	40,774
5.50% 2037	43,601	45,599
5.00% 2038	46,723	48,032
5.50% 2038	50,468	52,670
5.50% 2039	42,800	44,559
6.00% 2039	42,200	44,409
0%-12.00% 2009-2047 (2) (4)	1,116,452	1,169,991	24.27
Freddie Mac:
5.50% 2023	65,385	68,861
4.50% 2024	71,443	73,557
5.877% 2036 (4)	33,270	35,219
6.00% 2038	33,749	35,735
0%-11.926% 2014-2039 (2) (4)	677,986	707,533	12.62
Government National Mortgage Assn.:
5.00% 2038	50,088	51,655
5.50% 2038	39,176	41,031
6.50% 2038	35,395	37,655
5.00%-10.00% 2009-2058 (2)	213,841	224,645	4.86
		3,047,984	41.75

Commercial mortgage-backed securities (3) - 1.47%
Fannie Mae 4.491%-4.68% 2012-2033	38,750	39,734	.54
Other securities		67,650	.93
		107,384	1.47

Collateralized mortgage-backed obligations (privately originated) - 0.00%
Other securities		164	.00

Total mortgage-backed obligations		3,155,532	43.22

Federal agency bonds & notes - 7.87%
Federal Home Loan Bank:
1.75% 2012	108,605	108,521
2.50%-7.625% 2009-2018	79,555	85,519	2.66
Fannie Mae 1.75%-6.125% 2011-2017	84,700	89,602	1.23
Freddie Mac 2.50%-5.50% 2010-2016	62,750	64,676	.88
Other securities		226,176	3.10
		574,494	7.87

Asset-backed obligations - 0.80%
Other securities		58,755	.80

Total bonds & notes (cost: $7,014,269,000)		7,234,840	99.09

	Principal		Percent
	amount	Value	of net
Short-term securities - 1.84%	(000)	(000)	assets

Federal Home Loan Bank 0.08%-0.22% due 9/1-9/11/2009	$100,700	$100,697	1.38
U.S. Treasury Bill 0.20% due 11/12/2009	20,700	20,695	.28
Freddie Mac 0.225% due 9/14/2009	12,800	12,799	.18

Total short-term securities (cost: $134,187,000)		134,191	1.84

Total investment securities (cost: $7,148,456,000)		7,369,031	100.93
Other assets less liabilities		(67,626)	(.93)

Net assets		$7,301,405	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with aggregate value of $58,164,000, which represented .80% of the net assets of the fund) may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $299,991,000, which represented 4.11% of the net assets of the fund.

(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Coupon rate may change periodically.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2009		(dollars in thousands)

Assets:
Investment securities, at value (cost: $7,148,456)		$7,369,031
Cash		202
Receivables for:
Sales of investments	$76,772
Sales of fund's shares	24,380
Interest	34,613	135,765
		7,504,998
Liabilities:
Payables for:
Purchases of investments	168,326
Repurchases of fund's shares	24,329
Dividends on fund's shares	3,001
Investment advisory services	1,546
Services provided by affiliates	5,680
Trustees' deferred compensation	145
Other	566	203,593
Net assets at August 31, 2009		$7,301,405

Net assets consist of:
Capital paid in on shares of beneficial interest		$7,081,275
Distributions in excess of net investment income		(319)
Distributions in excess of net realized gain		(126)
Net unrealized appreciation		220,575
Net assets at August 31, 2009		$7,301,405

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (517,631 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$4,745,077	336,401	$14.11
Class B	356,303	25,260	14.11
Class C	685,685	48,611	14.11
Class F-1	185,496	13,151	14.11
Class F-2	56,806	4,027	14.11
Class 529-A	145,156	10,291	14.11
Class 529-B	25,553	1,811	14.11
Class 529-C	78,352	5,555	14.11
Class 529-E	8,813	625	14.11
Class 529-F-1	8,812	625	14.11
Class R-1	14,121	1,001	14.11
Class R-2	203,873	14,453	14.11
Class R-3	173,828	12,323	14.11
Class R-4	158,558	11,241	14.11
Class R-5	51,267	3,635	14.11
Class R-6	403,705	28,621	14.11

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $14.66 each.

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2009	(dollars in thousands)

Investment income:
Income:
Interest		$268,889

Fees and expenses*:
Investment advisory services	$18,125
Distribution services	26,688
Transfer agent services	5,866
Administrative services	3,550
Reports to shareholders	362
Registration statement and prospectus	1,602
Trustees' compensation	46
Auditing and legal	107
Custodian	38
State and local taxes	40
Other	403
Total fees and expenses before reimbursements/waivers	56,827
Less reimbursements/waivers of fees and expenses:
Investment advisory services	528
Administrative services	78
Total fees and expenses after reimbursements/waivers		56,221
Net investment income		212,668

Netrealized gain andunrealized appreciation on investments:
Net realized gain on investments		40,528
Net unrealized appreciation on investments		226,988
Net realized gain and unrealized appreciation on investments		267,516
Net increase in net assets resulting from operations		$480,184

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended August 31
	2009	2008
Operations:
Net investment income	$212,668	$126,323
Net realized gain on investments	40,528	24,821
Net unrealized appreciation on investments	226,988	715
Net increase in net assets resulting from operations	480,184	151,859

Dividends paid or accrued to shareholders from net investment income	(220,836)	(127,252)

Net capital share transactions	3,081,256	1,366,130

Total increase in net assets	3,340,604	1,390,737

Net assets:
Beginning of year	3,960,801	2,570,064
End of year (including distributions in excess of
net investment income: $(319) and $(170), respectively)	$7,301,405	$3,960,801

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – The American Funds Income Series (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the "fund"). The fund seeks a high level of current income, as well as preservation of capital, by investing primarily in securities guaranteed or sponsored by the United States government.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are no longer available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The fund's income and the value of its portfolio holdings may fluctuate in response to economic, political or social events in the U.S. or abroad.

The prices of, and the income generated by, the securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

While the fund invests primarily in securities that are guaranteed or sponsored by the U.S. government, these securities are subject to interest rate and prepayment risks. Interest rate risk is the risk that the market value of the fixed-income securities owned by the fund will fluctuate as interest rates go up or down.

For example, as with other debt securities, the value of U.S. government securities generally will decline when interest rates rise and increase when interest rates fall. Longer maturity securities generally have higher rates of interest but may be subject to greater price fluctuations than shorter maturity securities.

In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. This is known as prepayment risk. Many types of debt securities, including mortgage-related securities, are subject to prepayment risk. For example, when interest rates fall, homeowners are more likely to refinance their home mortgages and “prepay” their principal earlier than expected. The fund must then reinvest the prepaid principal in new securities when interest rates on new mortgage investments are falling, thus reducing the fund’s income.

A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.

Neither investment in the fund nor the fund's yield is guaranteed by the U.S. government.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state tax authorities for tax years before 2004.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; and paydowns on fixed-income securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2009, the fund reclassified $8,082,000 from distributions in excess of net realized gain to distributions in excess of net investment income; and $63,000 from distributions in excess of net investment income and $7,272,000 from distributions in excess of net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$18,716
Post-October capital loss deferrals (realized during the period November 1, 2008, through August 31, 2009)*	(10,425)
Gross unrealized appreciation on investment securities	217,849
Gross unrealized depreciation on investment securities	(2,864)
Net unrealized appreciation on investment securities	214,985
Cost of investment securities	7,154,046
*These deferrals are considered incurred in the subsequent year.

Ordinary income distributions paid or accrued to shareholders from net investment income were as follows (dollars in thousands):

	Year ended August 31
Share class	2009	2008
Class A	$156,462	$87,199
Class B	8,902	5,959
Class C	15,415	5,823
Class F-1	7,423	5,126
Class F-2*	728	2
Class 529-A	3,915	2,227
Class 529-B	552	469
Class 529-C	1,532	1,053
Class 529-E	218	152
Class 529-F-1	267	176
Class R-1	334	205
Class R-2	4,333	3,865
Class R-3	4,529	3,946
Class R-4	3,979	3,385
Class R-5	8,415	7,665
Class R-6†	3,832	-
Total	$220,836	$127,252

*Class F-2 was offered beginning August 1, 2008.
†Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.15% on such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004, and terminating on December 31, 2008. During the year ended August 31, 2009, total investment advisory services fees waived by CRMC were $528,000. As a result, the fee shown on the accompanying financial statements of $18,125,000, which was equivalent to an annualized rate of 0.248%, was reduced to $17,597,000, or 0.241% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended August 31, 2009, the total administrative services fees paid by CRMC were $78,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended August 31, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$12,049	$5,491	Not applicable	Not applicable	Not applicable
Class B	3,676	375	Not applicable	Not applicable	Not applicable
Class C	6,542	Included in administrative services	$827	$141	Not applicable
Class F-1	586		250	44	Not applicable
Class F-2	Not applicable		27	2	Not applicable
Class 529-A	257		118	22	$126
Class 529-B	237		23	7	24
Class 529-C	664		61	16	67
Class 529-E	38		7	1	8
Class 529-F-1	-		7	1	8
Class R-1	142		14	10	Not applicable
Class R-2	1,369		274	566	Not applicable
Class R-3	810		242	159	Not applicable
Class R-4	318		190	7	Not applicable
Class R-5	Not applicable		240	4	Not applicable
Class R-6*	Not applicable		57	-†	Not applicable
Total	$26,688	$5,866	$2,337	$980	$233
*Class R-6 was offered beginning May 1, 2009.
†Amount less than one thousand.

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $46,000, shown on the accompanying financial statements, includes $65,000 in current fees (either paid in cash or deferred) and a net decrease of $19,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Bonds & notes:
U.S. Treasury bonds & notes	$-	$3,446,059	$-	$3,446,059
Mortgage-backed obligations	-	3,105,960	49,572	3,155,532
Federal agency bonds & notes	-	574,494	-	574,494
Asset-backed obligations	-	58,755	-	58,755
Short-term securities	-	134,191	-	134,191
Total	$-	$7,319,459	$49,572	$7,369,031

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended August 31, 2009 (dollars in thousands):

	Beginning			Net transfers	Ending
	value	Net	Net unrealized	into	value
	at 9/1/2008	purchases	appreciation(*)	Level 3	at 8/31/2009
Investment securities	$-	$22,676	$620	$26,276	$49,572

Net unrealized appreciation during the period on Level 3 investment securities held at August 31, 2009 (dollars in thousands)(*):					$620

(*)Net unrealized appreciation is included in the related amounts on investments in the statement of operations.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends		Repurchases(1)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2009
Class A	$5,297,274	383,500	$144,606	10,378	$(3,475,366)	(249,425)	$1,966,514	144,453
Class B	327,707	23,746	8,159	586	(195,600)	(14,039)	140,266	10,293
Class C	835,237	60,392	13,936	999	(428,802)	(30,752)	420,371	30,639
Class F-1	292,639	21,225	6,137	441	(264,696)	(18,993)	34,080	2,673
Class F-2	80,015	5,766	587	42	(25,738)	(1,838)	54,864	3,970
Class 529-A	109,813	7,922	3,869	278	(40,830)	(2,924)	72,852	5,276
Class 529-B	14,116	1,017	547	39	(5,991)	(429)	8,672	627
Class 529-C	58,672	4,223	1,516	109	(23,710)	(1,698)	36,478	2,634
Class 529-E	6,582	474	216	16	(2,944)	(211)	3,854	279
Class 529-F-1	6,051	438	262	19	(2,764)	(198)	3,549	259
Class R-1	15,892	1,146	325	23	(11,254)	(804)	4,963	365
Class R-2	154,432	11,107	4,270	307	(97,606)	(7,016)	61,096	4,398
Class R-3	142,827	10,272	4,483	322	(97,415)	(6,994)	49,895	3,600
Class R-4	122,042	8,748	3,957	284	(63,003)	(4,511)	62,996	4,521
Class R-5	185,632	13,344	8,203	590	(435,023)	(31,039)	(241,188)	(17,105)
Class R-6(2)	399,827	28,466	3,752	268	(1,585)	(113)	401,994	28,621
Total net increase
(decrease)	$8,048,758	581,786	$204,825	14,701	$(5,172,327)	(370,984)	$3,081,256	225,503

Year ended August 31, 2008
Class A	$1,499,821	109,722	$79,245	5,830	$(751,724)	(55,277)	$827,342	60,275
Class B	89,751	6,554	5,436	400	(51,555)	(3,792)	43,632	3,162
Class C	188,535	13,792	5,285	389	(75,769)	(5,576)	118,051	8,605
Class F-1	114,287	8,367	3,926	289	(76,162)	(5,606)	42,051	3,050
Class F-2(3)	775	57	1	-	-	-	776	57
Class 529-A	30,432	2,231	2,215	163	(9,664)	(711)	22,983	1,683
Class 529-B	3,974	291	467	34	(1,888)	(139)	2,553	186
Class 529-C	18,428	1,353	1,048	77	(7,576)	(558)	11,900	872
Class 529-E	1,591	116	151	11	(616)	(45)	1,126	82
Class 529-F-1	1,982	145	175	13	(476)	(35)	1,681	123
Class R-1	6,897	506	199	15	(3,311)	(242)	3,785	279
Class R-2	74,308	5,440	3,826	281	(45,644)	(3,356)	32,490	2,365
Class R-3	79,304	5,818	3,918	288	(53,806)	(3,954)	29,416	2,152
Class R-4	42,799	3,126	3,379	248	(30,448)	(2,238)	15,730	1,136
Class R-5	231,550	16,999	7,555	556	(26,491)	(1,944)	212,614	15,611
Total net increase
(decrease)	$2,384,434	174,517	$116,826	8,594	$(1,135,130)	(83,473)	$1,366,130	99,638

(1)Includes exchanges between share classes of the fund.
(2)Class R-6 was offered beginning May 1, 2009.
(3)Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $6,438,166,000 and $5,169,633,000, respectively, during the year ended August 31, 2009.

 8. Subsequent events

As of October 14, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		Income from investment operations(2)
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 8/31/2009	$13.56	$.42	$.57		$.99	$(.44)	$14.11	7.43%	$4,745	.64%	.63%	3.05%
Year ended 8/31/2008	13.35	.54	.22		.76	(.55)	13.56	5.73	2,602	.77	.74	3.95
Year ended 8/31/2007	13.32	.59	.03		.62	(.59)	13.35	4.72	1,758	.79	.76	4.38
Year ended 8/31/2006	13.72	.52	(.39)		.13	(.53)	13.32	1.04	1,685	.77	.74	3.89
Year ended 8/31/2005	13.74	.44	-	(5)	.44	(.46)	13.72	3.23	1,801	.76	.74	3.17
Class B:
Year ended 8/31/2009	13.56	.32	.57		.89	(.34)	14.11	6.64	356	1.39	1.38	2.31
Year ended 8/31/2008	13.35	.44	.22		.66	(.45)	13.56	4.99	203	1.46	1.44	3.27
Year ended 8/31/2007	13.32	.49	.03		.52	(.49)	13.35	3.99	158	1.51	1.47	3.66
Year ended 8/31/2006	13.72	.43	(.39)		.04	(.44)	13.32	.32	169	1.49	1.46	3.17
Year ended 8/31/2005	13.74	.34	-	(5)	.34	(.36)	13.72	2.51	196	1.48	1.46	2.45
Class C:
Year ended 8/31/2009	13.56	.31	.57		.88	(.33)	14.11	6.59	686	1.43	1.42	2.24
Year ended 8/31/2008	13.35	.43	.22		.65	(.44)	13.56	4.95	244	1.50	1.47	3.19
Year ended 8/31/2007	13.32	.49	.03		.52	(.49)	13.35	3.94	125	1.55	1.52	3.62
Year ended 8/31/2006	13.72	.42	(.39)		.03	(.43)	13.32	.27	109	1.55	1.52	3.11
Year ended 8/31/2005	13.74	.33	-	(5)	.33	(.35)	13.72	2.45	120	1.53	1.51	2.40
Class F-1:
Year ended 8/31/2009	13.56	.42	.57		.99	(.44)	14.11	7.42	185	.65	.65	3.05
Year ended 8/31/2008	13.35	.54	.22		.76	(.55)	13.56	5.79	142	.70	.67	4.01
Year ended 8/31/2007	13.32	.60	.03		.63	(.60)	13.35	4.80	99	.72	.69	4.44
Year ended 8/31/2006	13.72	.53	(.39)		.14	(.54)	13.32	1.10	76	.71	.68	3.98
Year ended 8/31/2005	13.74	.44	-	(5)	.44	(.46)	13.72	3.24	54	.75	.73	3.18
Class F-2:
Year ended 8/31/2009	13.56	.46	.57		1.03	(.48)	14.11	7.67	57	.41	.41	3.24
Period from 8/7/2008 to 8/31/2008	13.48	.03	.08		.11	(.03)	13.56	.85	1	.03	.03	.25
Class 529-A:
Year ended 8/31/2009	13.56	.42	.57		.99	(.44)	14.11	7.37	145	.70	.69	2.99
Year ended 8/31/2008	13.35	.53	.22		.75	(.54)	13.56	5.70	68	.79	.76	3.93
Year ended 8/31/2007	13.32	.58	.03		.61	(.58)	13.35	4.66	44	.84	.81	4.33
Year ended 8/31/2006	13.72	.52	(.39)		.13	(.53)	13.32	1.00	39	.81	.78	3.86
Year ended 8/31/2005	13.74	.43	-	(5)	.43	(.45)	13.72	3.18	38	.81	.79	3.13
Class 529-B:
Year ended 8/31/2009	13.56	.30	.57		.87	(.32)	14.11	6.51	25	1.51	1.50	2.19
Year ended 8/31/2008	13.35	.42	.22		.64	(.43)	13.56	4.85	16	1.60	1.57	3.14
Year ended 8/31/2007	13.32	.48	.03		.51	(.48)	13.35	3.85	13	1.64	1.60	3.53
Year ended 8/31/2006	13.72	.41	(.39)		.02	(.42)	13.32	.19	13	1.63	1.60	3.03
Year ended 8/31/2005	13.74	.32	-	(5)	.32	(.34)	13.72	2.34	14	1.65	1.63	2.29
Class 529-C:
Year ended 8/31/2009	13.56	.31	.57		.88	(.33)	14.11	6.52	78	1.50	1.49	2.19
Year ended 8/31/2008	13.35	.42	.22		.64	(.43)	13.56	4.87	40	1.58	1.55	3.14
Year ended 8/31/2007	13.32	.48	.03		.51	(.48)	13.35	3.86	27	1.63	1.60	3.54
Year ended 8/31/2006	13.72	.41	(.39)		.02	(.42)	13.32	.20	24	1.62	1.59	3.06
Year ended 8/31/2005	13.74	.32	-	(5)	.32	(.34)	13.72	2.35	23	1.64	1.61	2.30
Class 529-E:
Year ended 8/31/2009	13.56	.38	.57		.95	(.40)	14.11	7.07	9	.99	.98	2.71
Year ended 8/31/2008	13.35	.49	.22		.71	(.50)	13.56	5.40	5	1.07	1.04	3.66
Year ended 8/31/2007	13.32	.54	.03		.57	(.54)	13.35	4.38	4	1.12	1.09	4.05
Year ended 8/31/2006	13.72	.48	(.39)		.09	(.49)	13.32	.73	3	1.09	1.06	3.60
Year ended 8/31/2005	13.74	.39	-	(5)	.39	(.41)	13.72	2.88	3	1.11	1.09	2.83

Class 529-F-1:
Year ended 8/31/2009	$13.56	$.45	$.57		$1.02	$(.47)	$14.11	7.59%	$9	.50%	.49%	3.21%
Year ended 8/31/2008	13.35	.56	.22		.78	(.57)	13.56	5.93	5	.57	.54	4.15
Year ended 8/31/2007	13.32	.61	.03		.64	(.61)	13.35	4.90	3	.62	.59	4.56
Year ended 8/31/2006	13.72	.54	(.39)		.15	(.55)	13.32	1.20	2	.60	.57	4.09
Year ended 8/31/2005	13.74	.43	-	(5)	.43	(.45)	13.72	3.20	2	.78	.75	3.18
Class R-1:
Year ended 8/31/2009	13.56	.31	.57		.88	(.33)	14.11	6.57	14	1.45	1.45	2.24
Year ended 8/31/2008	13.35	.43	.22		.65	(.44)	13.56	4.89	9	1.56	1.53	3.16
Year ended 8/31/2007	13.32	.48	.03		.51	(.48)	13.35	3.89	5	1.65	1.57	3.57
Year ended 8/31/2006	13.72	.42	(.39)		.03	(.43)	13.32	.30	4	1.63	1.49	3.17
Year ended 8/31/2005	13.74	.33	-	(5)	.33	(.35)	13.72	2.46	3	1.66	1.50	2.43
Class R-2:
Year ended 8/31/2009	13.56	.31	.57		.88	(.33)	14.11	6.58	204	1.49	1.44	2.26
Year ended 8/31/2008	13.35	.44	.22		.66	(.45)	13.56	4.97	136	1.61	1.46	3.24
Year ended 8/31/2007	13.32	.49	.03		.52	(.49)	13.35	3.98	103	1.73	1.48	3.66
Year ended 8/31/2006	13.72	.43	(.39)		.04	(.44)	13.32	.32	94	1.93	1.47	3.18
Year ended 8/31/2005	13.74	.34	-	(5)	.34	(.36)	13.72	2.50	85	1.94	1.47	2.46
Class R-3:
Year ended 8/31/2009	13.56	.37	.57		.94	(.39)	14.11	7.02	174	1.03	1.02	2.68
Year ended 8/31/2008	13.35	.49	.22		.71	(.50)	13.56	5.40	118	1.07	1.04	3.67
Year ended 8/31/2007	13.32	.54	.03		.57	(.54)	13.35	4.39	88	1.11	1.08	4.05
Year ended 8/31/2006	13.72	.48	(.39)		.09	(.49)	13.32	.69	107	1.20	1.09	3.56
Year ended 8/31/2005	13.74	.39	-	(5)	.39	(.41)	13.72	2.88	91	1.20	1.08	2.84
Class R-4:
Year ended 8/31/2009	13.56	.42	.57		.99	(.44)	14.11	7.39	159	.69	.68	3.02
Year ended 8/31/2008	13.35	.54	.22		.76	(.55)	13.56	5.77	91	.72	.69	4.02
Year ended 8/31/2007	13.32	.59	.03		.62	(.59)	13.35	4.79	75	.72	.69	4.50
Year ended 8/31/2006	13.72	.53	(.39)		.14	(.54)	13.32	1.06	21	.75	.72	3.96
Year ended 8/31/2005	13.74	.44	-	(5)	.44	(.46)	13.72	3.25	13	.74	.72	3.21
Class R-5:
Year ended 8/31/2009	13.56	.46	.57		1.03	(.48)	14.11	7.71	51	.38	.37	3.37
Year ended 8/31/2008	13.35	.58	.22		.80	(.59)	13.56	6.10	281	.41	.38	4.26
Year ended 8/31/2007	13.32	.63	.03		.66	(.63)	13.35	5.07	68	.45	.41	4.79
Year ended 8/31/2006	13.72	.56	(.39)		.17	(.57)	13.32	1.36	10	.45	.42	4.24
Year ended 8/31/2005	13.74	.48	-	(5)	.48	(.50)	13.72	3.56	8	.43	.41	3.50
Class R-6:
Period from 5/1/2009 to 8/31/2009	14.07	.15	.05		.20	(.16)	14.11	1.41	404	.11	.11	1.10

	Year ended August 31
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	166%	92%	110%	146%	104%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Amount less than $.01.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The American Funds Income Series – U.S. Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of The American Funds Income Series – U.S. Government Securities Fund (the “Fund”), as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Funds Income Series – U.S. Government Securities Fund as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 14, 2009

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2009 (the most recent calendar quarter-end):

	1 year	5 years	Life of class

Class B shares1 — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	2.26%	3.44%	4.89%
Not reflecting CDSC	7.26	3.78	4.89

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	6.20	3.73	3.84
Not reflecting CDSC	7.20	3.73	3.84

Class F-1 shares2 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	8.04	4.56	4.65

Class F-2 shares2 — first sold 8/7/08
Not reflecting annual asset-based fee charged
by sponsoring firm	8.29	—	8.16

Class 529-A shares3 — first sold 2/20/02
Reflecting 3.75% maximum sales charge	3.93	3.69	3.98
Not reflecting maximum sales charge	8.00	4.48	4.51

Class 529-B shares1,3 — first sold 2/20/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	2.13	3.29	3.63
Not reflecting CDSC	7.13	3.64	3.63

Class 529-C shares3 — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	6.14	3.65	3.64
Not reflecting CDSC	7.14	3.65	3.64

Class 529-E shares2,3 — first sold 3/7/02	7.69	4.18	4.34

Class 529-F-1 shares2,3 — first sold 10/11/02
Not reflecting annual asset-based fee charged
by sponsoring firm	8.21	4.66	4.14

1These shares are no longer available for purchase.
2These shares are sold without any initial or contingent deferred sales charge.
3Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 19 and 20 for details.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2009, through August 31, 2009).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2009	Ending account value 8/31/2009	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,025.68	$3.17	.62%
Class A -- assumed 5% return	1,000.00	1,022.08	3.16	.62
Class B -- actual return	1,000.00	1,021.74	7.03	1.38
Class B -- assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class C -- actual return	1,000.00	1,021.52	7.29	1.43
Class C -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class F-1 -- actual return	1,000.00	1,025.50	3.32	.65
Class F-1 -- assumed 5% return	1,000.00	1,021.93	3.31	.65
Class F-2 -- actual return	1,000.00	1,026.76	2.09	.41
Class F-2 -- assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-A -- actual return	1,000.00	1,025.36	3.47	.68
Class 529-A -- assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 529-B -- actual return	1,000.00	1,021.17	7.64	1.50
Class 529-B -- assumed 5% return	1,000.00	1,017.64	7.63	1.50
Class 529-C -- actual return	1,000.00	1,021.19	7.59	1.49
Class 529-C -- assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class 529-E -- actual return	1,000.00	1,023.81	5.00	.98
Class 529-E -- assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 529-F-1 -- actual return	1,000.00	1,026.34	2.50	.49
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.74	2.50	.49
Class R-1 -- actual return	1,000.00	1,021.46	7.34	1.44
Class R-1 -- assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class R-2 -- actual return	1,000.00	1,021.46	7.34	1.44
Class R-2 -- assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class R-3 -- actual return	1,000.00	1,023.62	5.20	1.02
Class R-3 -- assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class R-4 -- actual return	1,000.00	1,025.36	3.47	.68
Class R-4 -- assumed 5% return	1,000.00	1,021.78	3.47	.68
Class R-5 -- actual return	1,000.00	1,026.90	1.89	.37
Class R-5 -- assumed 5% return	1,000.00	1,023.34	1.89	.37
Class R-6 -- actual return†	1,000.00	1,014.09	1.11	.33
Class R-6 -- assumed 5% return†	1,000.00	1,023.54	1.68	.33

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†The period for the “annualized expense ratio” and “actual return” line is based on the number of days from May 1, 2009 (the initial sale of the share class), through August 31, 2009, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 184 days.

Tax information
      unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2009:

U.S. government income that may be exempt from state taxation	$68,610,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through May 31, 2010. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing a high level of current income as well as preserving capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related meetings. In addition to the information reviewed by the board and the committee, this report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of trustees and other officers

“Independent” trustees

	Year first
	elected
	a trustee
Name and age	of the fund1	Principal occupation(s) during past five years

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 75		Ambassador to Spain; former Vice Chairman, Knight-
		Ridder, Inc. (communications company); former
		Chairman and Publisher, The Miami Herald

H. Frederick Christie, 76	1985	Private investor; former President and CEO, The
		Mission Group (non-utility holding company,
		subsidiary of Southern California Edison Company)

James G. Ellis, 62	2006	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Martin Fenton, 74	1989	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and Non-Executive)		communities)

Leonard R. Fuller, 63	1994	President and CEO, Fuller Consulting (financial
		management consulting firm)

R. Clark Hooper, 63	2005	Private investor; former President, Dumbarton Group
		LLC (securities industry consulting); former Executive
		Vice President — Policy and Oversight, NASD

Richard G. Newman, 74	1991	Chairman of the Board, AECOM Technology
		Corporation (engineering, consulting and professional
		technical services)

Frank M. Sanchez, 66	1999	Principal, The Sanchez Family Corporation dba
		McDonald’s Restaurants (McDonald’s licensee)

Steadman Upham, Ph.D., 60	2007	President and Professor of Anthropology, The
		University of Tulsa; former President and Professor of
		Archaeology, Claremont Graduate University

“Independent” trustees

	Number of
	portfolios
	in fund
	complex2
	overseen by	Other directorships3
Name and age	trustee	held by trustee

Ambassador
Richard G. Capen, Jr., 75	14	Carnival Corporation

H. Frederick Christie, 76	14	AECOM Technology Corporation; DineEquity, Inc.;
		Ducommun Incorporated; SouthWest Water Company

James G. Ellis, 62	13	Quiksilver, Inc.

Martin Fenton, 74	17	None
Chairman of the Board
(Independent and Non-Executive)

Leonard R. Fuller, 63	15	None

R. Clark Hooper, 63	17	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Richard G. Newman, 74	13	Sempra Energy; SouthWest Water Company

Frank M. Sanchez, 66	12	None

Steadman Upham, Ph.D., 60	14	None

“Interested” trustees4

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund1	underwriter of the fund

Abner D. Goldstine, 79	1985	Senior Vice President — Fixed Income, Capital
Vice Chairman of the Board		Research and Management Company; Director, Capital Research and Management Company

Paul G. Haaga, Jr., 60	1985	Vice Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President — Fixed Income, Capital Research and Management Company

John H. Smet, 53	1993	Senior Vice President — Fixed Income, Capital
President		Research and Management Company

“Interested” trustees4

	Number of
	portfolios
	in fund
	complex2
Name, age and	overseen by	Other directorships3
position with fund	trustee	held by trustee

Abner D. Goldstine, 79	11	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 60	13	None
Vice Chairman of the Board

John H. Smet, 53	2	None
President

The fund’s statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or
position with fund	of the fund1	the principal underwriter of the fund

Thomas H. Hogh, 46	2004	Senior Vice President — Fixed Income, Capital
Vice President		Research Company5

Kristine M. Nishiyama, 39	2003	Vice President and Senior Counsel — Fund Business
Vice President		Management Group, Capital Research and Management Company; Vice President and Counsel — Capital Bank and Trust Company5

Kimberly S. Verdick, 45	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Ari M. Vinocor, 34	2007	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 34	2006	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

M. Susan Gupton, 36	2008	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1Trustees and officers of the fund serve until their resignation, removal or retirement.

2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

3This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

4“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

5Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2009, portfolio of U.S. Government Securities Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

U.S. Government Securities Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of U.S. Government Securities Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2009, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 80 years we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 25 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
>U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market FundSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-922-1009P

Litho in USA DD/LPT/8058-S20671

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Frank M. Sanchez, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2008	$79,000
2009	$84,000

b) Audit-Related Fees:
2008	$2,000
2009	$2,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$7,000
2009	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2008	None
2009	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2008	$828,000
2009	$968,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$8,000
2009	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2008	None
2009	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,140,000 for fiscal year 2008 and $1,397,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

U.S. Government Securities FundSM
Investment portfolio

August 31, 2009

Bonds & notes — 99.09%	Principal amount (000)	Value (000)

U.S. TREASURY BONDS & NOTES — 47.20%
U.S. Treasury 1.25% 2010	$10,000	$10,090
U.S. Treasury 2.00% 2010	26,650	26,882
U.S. Treasury 2.00% 2010	25,000	25,415
U.S. Treasury 5.75% 2010	14,435	15,165
U.S. Treasury 6.50% 2010	10,000	10,283
U.S. Treasury 0.875% 2011	20,000	20,069
U.S. Treasury 1.125% 2011	20,000	19,978
U.S. Treasury 1.125% 2011	7,500	7,534
U.S. Treasury 2.375% 2011[1,2]	27,486	28,167
U.S. Treasury 4.50% 2011	15,625	16,517
U.S. Treasury 4.625% 2011	20,500	22,117
U.S. Treasury 4.875% 2011	51,750	55,381
U.S. Treasury 1.50% 2012	100,840	101,049
U.S. Treasury 1.75% 2012	61,000	61,484
U.S. Treasury 3.00% 2012[1,2]	38,378	40,401
U.S. Treasury 4.25% 2012	29,825	32,305
U.S. Treasury 4.875% 2012	8,825	9,609
U.S. Treasury 1.875% 2013[1,2]	17,611	17,952
U.S. Treasury 3.125% 2013	81,500	85,139
U.S. Treasury 3.125% 2013	23,000	24,018
U.S. Treasury 3.375% 2013	15,000	15,838
U.S. Treasury 3.50% 2013	28,890	30,646
U.S. Treasury 3.625% 2013	20,000	21,298
U.S. Treasury 3.875% 2013	33,720	36,201
U.S. Treasury 1.75% 2014	53,250	52,339
U.S. Treasury 1.875% 2014	8,425	8,310
U.S. Treasury 2.25% 2014	310,200	309,474
U.S. Treasury 2.00% 2014[1,2]	41,254	42,109
U.S. Treasury 2.00% 2014[1,2]	17,160	17,535
U.S. Treasury 2.625% 2014	250,000	253,290
U.S. Treasury 2.625% 2014	62,000	62,738
U.S. Treasury 4.00% 2014	56,750	61,210
U.S. Treasury 4.25% 2014	31,225	33,973
U.S. Treasury 4.25% 2014	20,000	21,772
U.S. Treasury 1.875% 2015[1,2]	43,679	44,323
U.S. Treasury 4.25% 2015	10,000	10,844
U.S. Treasury 9.875% 2015	7,000	9,828
U.S. Treasury 11.25% 2015	30,000	43,275
U.S. Treasury 3.25% 2016	304,385	309,094
U.S. Treasury 3.25% 2016	125,660	127,913
U.S. Treasury 3.25% 2016	46,400	47,190
U.S. Treasury 2.375% 2017[1,2]	34,056	35,604
U.S. Treasury 4.625% 2017	34,500	37,951
U.S. Treasury 8.875% 2017	62,925	87,512
U.S. Treasury 3.50% 2018	10,650	10,789
U.S. Treasury 3.875% 2018	50,250	52,254
U.S. Treasury 4.00% 2018	10,000	10,474
U.S. Treasury 2.75% 2019	139,350	131,937
U.S. Treasury 3.125% 2019	343,000	334,895
U.S. Treasury 3.625% 2019	159,000	161,994
U.S. Treasury 8.125% 2019	25,000	34,543
U.S. Treasury 8.50% 2020	36,750	52,202
U.S. Treasury 7.875% 2021	6,500	8,940
U.S. Treasury 8.00% 2021	6,450	9,020
U.S. Treasury 6.25% 2023	21,090	26,122
U.S. Treasury 7.125% 2023	28,000	37,113
U.S. Treasury 7.50% 2024	6,625	9,226
U.S. Treasury 2.375% 2025[1,2]	6,177	6,339
U.S. Treasury 6.125% 2027	4,675	5,869
U.S. Treasury 3.875% 2029[1,2]	5,542	6,971
U.S. Treasury 6.25% 2030	18,000	23,251
U.S. Treasury 3.375% 2032[1,2]	1,106	1,334
U.S. Treasury 4.50% 2036	55,400	58,335
U.S. Treasury 4.375% 2038	9,550	9,856
U.S. Treasury 4.50% 2038	57,250	60,327
U.S. Treasury 3.50% 2039	35,935	31,774
U.S. Treasury Principal Strip 0% 2019	18,000	12,672
		3,446,059

MORTGAGE-BACKED OBLIGATIONS — 43.22%
Federal agency mortgage-backed obligations[3] — 41.75%
Fannie Mae 7.00% 2009	—	—
Fannie Mae 7.00% 2010	2	2
Fannie Mae 7.00% 2011	7	7
Fannie Mae 9.50% 2011	5	5
Fannie Mae 7.00% 2017	101	108
Fannie Mae 10.50% 2018	1,105	1,287
Fannie Mae 4.50% 2019	5,466	5,724
Fannie Mae 12.00% 2019	333	377
Fannie Mae 4.50% 2020	16,606	17,426
Fannie Mae 4.50% 2020	15,223	15,930
Fannie Mae 4.50% 2020	5,299	5,561
Fannie Mae 5.50% 2021	10,132	10,698
Fannie Mae 6.00% 2021	5,654	6,045
Fannie Mae 6.00% 2021	328	351
Fannie Mae 6.00% 2021	314	336
Fannie Mae 6.00% 2021	279	298
Fannie Mae 6.00% 2022	9,136	9,756
Fannie Mae 9.50% 2022	32	36
Fannie Mae 5.50% 2023	26,679	28,226
Fannie Mae 5.50% 2023	6,201	6,536
Fannie Mae 5.50% 2023	2,071	2,183
Fannie Mae 6.00% 2023	13,560	14,481
Fannie Mae 6.00% 2023	5,871	6,270
Fannie Mae 4.00% 2024	60,817	61,533
Fannie Mae 4.00% 2024	43,693	44,178
Fannie Mae 4.00% 2024	38,527	38,954
Fannie Mae 4.00% 2024	33,604	33,977
Fannie Mae 4.00% 2024	24,564	24,853
Fannie Mae 4.00% 2024	19,264	19,491
Fannie Mae 4.50% 2024	78,790	81,157
Fannie Mae 4.50% 2024	63,970	65,789
Fannie Mae 4.50% 2024	33,444	34,448
Fannie Mae 4.50% 2024	31,251	32,195
Fannie Mae 4.50% 2024	22,333	23,008
Fannie Mae 4.50% 2024	21,047	21,679
Fannie Mae 4.50% 2024	20,995	21,629
Fannie Mae 4.50% 2024	9,881	10,180
Fannie Mae 4.50% 2024	5,782	5,957
Fannie Mae 4.50% 2024	3,630	3,740
Fannie Mae 4.50% 2024	3,508	3,614
Fannie Mae 4.50% 2024	3,119	3,213
Fannie Mae 4.50% 2024	3,092	3,185
Fannie Mae 6.00% 2024	2,935	3,108
Fannie Mae 10.976% 2025[4]	2,558	2,978
Fannie Mae 6.00% 2026	163	172
Fannie Mae 9.50% 2026	251	294
Fannie Mae 6.00% 2027	13,971	14,792
Fannie Mae 6.50% 2027	12,484	13,390
Fannie Mae 6.50% 2027	6,657	7,140
Fannie Mae 6.50% 2027	5,884	6,311
Fannie Mae 8.50% 2027	13	15
Fannie Mae 5.00% 2028	8,273	8,577
Fannie Mae 6.00% 2028	10,577	11,166
Fannie Mae 6.00% 2028	5,697	6,015
Fannie Mae 6.00% 2028	2,408	2,543
Fannie Mae 4.00% 2029	19,674	19,528
Fannie Mae 7.50% 2029	257	283
Fannie Mae 7.50% 2030	42	46
Fannie Mae 7.50% 2030	14	15
Fannie Mae 7.50% 2031	175	192
Fannie Mae 7.50% 2031	70	76
Fannie Mae 7.50% 2031	67	74
Fannie Mae 7.50% 2031	37	41
Fannie Mae 8.00% 2031	2,291	2,537
Fannie Mae 4.931% 2033[4]	1,356	1,390
Fannie Mae 5.50% 2033	11,008	11,537
Fannie Mae 6.50% 2034	24,238	26,111
Fannie Mae 4.466% 2035[4]	3,150	3,273
Fannie Mae 4.50% 2035	26,345	26,621
Fannie Mae 4.50% 2035[4]	1,430	1,481
Fannie Mae 4.576% 2035[4]	2,349	2,428
Fannie Mae 5.00% 2035	8,563	8,827
Fannie Mae 5.50% 2035	7,660	8,018
Fannie Mae 5.50% 2035	3,922	4,107
Fannie Mae 6.50% 2035	37,784	40,774
Fannie Mae 5.00% 2036	16,760	17,269
Fannie Mae 5.00% 2036	8,134	8,385
Fannie Mae 5.409% 2036[4]	5,352	5,645
Fannie Mae 5.50% 2036	239	250
Fannie Mae 5.506% 2036[4]	6,733	7,111
Fannie Mae 6.00% 2036	276	292
Fannie Mae 6.50% 2036	25,185	27,202
Fannie Mae 5.00% 2037	16,494	16,974
Fannie Mae 5.339% 2037[4]	8,294	8,719
Fannie Mae 5.50% 2037	43,601	45,599
Fannie Mae 5.50% 2037	3,600	3,755
Fannie Mae 5.611% 2037[4]	2,968	3,141
Fannie Mae 5.835% 2037[4]	4,185	4,441
Fannie Mae 6.00% 2037	7,877	8,315
Fannie Mae 6.00% 2037	1,990	2,093
Fannie Mae 6.00% 2037	1,267	1,342
Fannie Mae 6.024% 2037[4]	2,509	2,656
Fannie Mae 6.14% 2037[4]	1,531	1,622
Fannie Mae 6.327% 2037[4]	10,779	11,446
Fannie Mae 6.50% 2037	26,489	28,386
Fannie Mae 6.50% 2037	12,792	13,660
Fannie Mae 6.50% 2037	11,763	12,562
Fannie Mae 6.50% 2037	9,490	10,134
Fannie Mae 6.50% 2037	8,859	9,496
Fannie Mae 6.50% 2037	7,907	8,444
Fannie Mae 6.50% 2037	4,952	5,288
Fannie Mae 6.50% 2037	4,828	5,173
Fannie Mae 7.00% 2037	11,175	12,129
Fannie Mae 7.00% 2037	10,818	11,742
Fannie Mae 7.00% 2037	7,497	8,138
Fannie Mae 7.00% 2037	6,301	6,840
Fannie Mae 7.00% 2037	2,887	3,150
Fannie Mae 7.00% 2037	2,586	2,807
Fannie Mae 7.00% 2037	1,782	1,921
Fannie Mae 7.00% 2037	1,457	1,581
Fannie Mae 7.00% 2037	1,166	1,265
Fannie Mae 7.50% 2037	979	1,061
Fannie Mae 4.445% 2038[4]	4,557	4,740
Fannie Mae 4.542% 2038[4]	1,751	1,823
Fannie Mae 5.00% 2038	46,723	48,032
Fannie Mae 5.46% 2038[4]	10,974	11,576
Fannie Mae 5.47% 2038[4]	2,700	2,848
Fannie Mae 5.50% 2038	50,468	52,670
Fannie Mae 5.50% 2038	20,606	21,505
Fannie Mae 5.50% 2038	10,501	10,981
Fannie Mae 5.552% 2038[4]	585	613
Fannie Mae 5.644% 2038[4]	23,957	25,179
Fannie Mae 6.00% 2038	15,828	16,709
Fannie Mae 6.00% 2038	6,166	6,491
Fannie Mae 6.50% 2038	23,599	25,290
Fannie Mae 6.50% 2038	15,160	16,246
Fannie Mae 6.50% 2038	9,627	10,328
Fannie Mae 6.50% 2038	9,552	10,248
Fannie Mae 7.00% 2038	12,467	13,532
Fannie Mae 3.58% 2039[4]	7,548	7,601
Fannie Mae 3.652% 2039[4]	4,000	4,079
Fannie Mae 3.655% 2039[4]	10,097	10,275
Fannie Mae 3.758% 2039[4]	4,992	5,104
Fannie Mae 3.801% 2039[4]	2,500	2,558
Fannie Mae 3.861% 2039[4]	8,518	8,734
Fannie Mae 3.908% 2039[4]	4,984	5,104
Fannie Mae 3.913% 2039[4]	1,700	1,744
Fannie Mae 4.00% 2039[2,4]	3,350	3,434
Fannie Mae 5.121% 2039[4]	6,327	6,643
Fannie Mae 5.50% 2039	42,800	44,559
Fannie Mae 6.00% 2039	42,200	44,409
Fannie Mae 6.50% 2039	16,405	17,580
Fannie Mae 6.443% 2047[4]	10,911	11,587
Fannie Mae 6.488% 2047[4]	5,058	5,371
Fannie Mae, Series 35, Class 2, 12.00% 2018	15	16
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	4,023	4,154
Fannie Mae, Series 1992-119, Class Z, 8.00% 2022	168	183
Fannie Mae, Series 2001-4, Class NA, 11.837% 2025[4]	1,787	2,019
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029	2,417	2,692
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031	1,106	1,184
Fannie Mae, Series 2001-20, Class E, 9.626% 2031[4]	65	74
Fannie Mae, Series 2001-20, Class C, 11.994% 2031[4]	220	254
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	9,238	9,539
Fannie Mae, Series 2005-68, Class PG, 5.50% 2035	16,049	17,035
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	5,423	4,531
Fannie Mae, Series 2006-83, Class AO, principal only, 0% 2036	4,397	3,585
Fannie Mae, Series 2006-65, Class PF, 0.546% 2036[4]	5,994	5,913
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	991	1,058
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	6,397	6,725
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	4,121	4,381
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	28,691	30,583
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 2039[4]	827	921
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	597	665
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	612	671
Freddie Mac 6.00% 2014	106	113
Freddie Mac 6.00% 2017	416	446
Freddie Mac 8.50% 2018	—	—
Freddie Mac 4.50% 2019	6,813	7,130
Freddie Mac 4.50% 2019	1,426	1,492
Freddie Mac 4.50% 2023	27,992	28,820
Freddie Mac 5.50% 2023	65,385	68,861
Freddie Mac 6.00% 2023	9,604	10,256
Freddie Mac 4.50% 2024	71,443	73,557
Freddie Mac 4.50% 2024	29,128	29,990
Freddie Mac 4.50% 2024	10,535	10,847
Freddie Mac 4.50% 2024	4,863	5,007
Freddie Mac 5.00% 2024	23,250	24,272
Freddie Mac 10.00% 2025	989	1,139
Freddie Mac 6.00% 2026	8,600	9,120
Freddie Mac 6.00% 2027	16,703	17,712
Freddie Mac 4.628% 2035[4]	7,502	7,819
Freddie Mac 5.00% 2035	13,230	13,641
Freddie Mac 5.00% 2036	26,033	26,841
Freddie Mac 5.597% 2036[4]	10,775	11,318
Freddie Mac 5.877% 2036[4]	33,270	35,219
Freddie Mac 6.00% 2036	19,576	20,770
Freddie Mac 6.00% 2036	10,137	10,716
Freddie Mac 4.754% 2037[4]	2,785	2,902
Freddie Mac 5.452% 2037[4]	3,791	3,977
Freddie Mac 5.698% 2037[4]	3,677	3,867
Freddie Mac 5.79% 2037[4]	4,000	4,220
Freddie Mac 5.976% 2037[4]	2,374	2,507
Freddie Mac 6.00% 2037	7,243	7,657
Freddie Mac 6.00% 2037	5,395	5,702
Freddie Mac 6.00% 2037	4,790	5,090
Freddie Mac 6.00% 2037	2,868	3,034
Freddie Mac 6.06% 2037[4]	2,061	2,182
Freddie Mac 6.24% 2037[4]	2,319	2,450
Freddie Mac 6.259% 2037[4]	4,060	4,302
Freddie Mac 6.316% 2037[4]	3,150	3,334
Freddie Mac 6.50% 2037	15,641	16,718
Freddie Mac 6.50% 2037	3,243	3,451
Freddie Mac 6.50% 2037	1,487	1,583
Freddie Mac 4.814% 2038[4]	4,427	4,597
Freddie Mac 4.963% 2038[4]	1,215	1,270
Freddie Mac 5.00% 2038	26,944	27,705
Freddie Mac 5.00% 2038	8,140	8,370
Freddie Mac 5.145% 2038[4]	21,440	22,461
Freddie Mac 5.187% 2038[4]	4,032	4,212
Freddie Mac 5.50% 2038	30,573	32,005
Freddie Mac 5.50% 2038	30,535	31,903
Freddie Mac 5.50% 2038	21,204	22,154
Freddie Mac 5.50% 2038	18,214	19,070
Freddie Mac 5.524% 2038[4]	4,180	4,399
Freddie Mac 6.00% 2038	33,749	35,735
Freddie Mac 6.00% 2038	27,208	28,753
Freddie Mac 6.00% 2038	9,405	9,962
Freddie Mac 6.50% 2038	26,910	28,736
Freddie Mac 6.50% 2038	20,611	22,011
Freddie Mac 6.50% 2038	17,821	19,031
Freddie Mac 6.50% 2038	16,467	17,585
Freddie Mac 6.50% 2038	7,901	8,437
Freddie Mac 6.50% 2038	7,825	8,357
Freddie Mac 5.00% 2039	5,589	5,747
Freddie Mac 5.00% 2039	3,171	3,260
Freddie Mac, Series K003, Class A2, 3.607% 2014[2]	6,125	6,250
Freddie Mac, Series 2356, Class GD, 6.00% 2016	3,594	3,825
Freddie Mac, Series 2289, Class NA, 11.926% 2020[4]	896	1,017
Freddie Mac, Series 178, Class Z, 9.25% 2021	48	52
Freddie Mac, Series 2289, Class NB, 11.341% 2022[4]	223	257
Freddie Mac, Series 1567, Class A, 0.713% 2023[4]	50	48
Freddie Mac, Series 2626, Class NG, 3.50% 2023	1,221	1,232
Freddie Mac, Series 1617, Class PM, 6.50% 2023	1,426	1,558
Freddie Mac, Series 2153, Class GG, 6.00% 2029	2,721	2,899
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	513	571
Freddie Mac, Series 3061, Class PN, 5.50% 2035	3,708	3,929
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	8,220	7,258
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036	4,244	3,502
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036	3,897	3,381
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036	2,496	2,027
Freddie Mac, Series 3156, Class PF, 0.523% 2036[4]	9,761	9,620
Freddie Mac, Series 3257, Class PA, 5.50% 2036	4,635	4,915
Freddie Mac, Series 3233, Class PA, 6.00% 2036	6,014	6,412
Freddie Mac, Series 3272, Class PA, 6.00% 2037	7,820	8,330
Government National Mortgage Assn. 9.50% 2009	—	—
Government National Mortgage Assn. 6.00% 2013	230	246
Government National Mortgage Assn. 6.00% 2014	148	158
Government National Mortgage Assn. 6.50% 2014	90	96
Government National Mortgage Assn. 6.50% 2014	90	95
Government National Mortgage Assn. 6.50% 2014	78	83
Government National Mortgage Assn. 6.50% 2014	76	81
Government National Mortgage Assn. 6.50% 2014	56	59
Government National Mortgage Assn. 6.50% 2014	54	58
Government National Mortgage Assn. 6.50% 2014	43	46
Government National Mortgage Assn. 6.50% 2014	38	40
Government National Mortgage Assn. 6.50% 2014	34	37
Government National Mortgage Assn. 6.50% 2014	19	20
Government National Mortgage Assn. 6.50% 2014	10	10
Government National Mortgage Assn. 6.50% 2014	7	7
Government National Mortgage Assn. 5.50% 2016	446	478
Government National Mortgage Assn. 5.50% 2016	329	354
Government National Mortgage Assn. 5.50% 2016	272	293
Government National Mortgage Assn. 5.50% 2016	240	257
Government National Mortgage Assn. 5.50% 2016	210	226
Government National Mortgage Assn. 5.50% 2016	208	223
Government National Mortgage Assn. 5.50% 2016	197	212
Government National Mortgage Assn. 5.50% 2016	192	206
Government National Mortgage Assn. 5.50% 2016	142	153
Government National Mortgage Assn. 5.50% 2016	128	137
Government National Mortgage Assn. 5.50% 2016	89	95
Government National Mortgage Assn. 5.50% 2016	88	95
Government National Mortgage Assn. 5.50% 2016	78	84
Government National Mortgage Assn. 5.50% 2016	62	67
Government National Mortgage Assn. 5.50% 2016	58	62
Government National Mortgage Assn. 6.00% 2016	564	609
Government National Mortgage Assn. 6.50% 2016	298	319
Government National Mortgage Assn. 6.50% 2016	210	225
Government National Mortgage Assn. 9.00% 2016	41	46
Government National Mortgage Assn. 5.50% 2017	1,942	2,087
Government National Mortgage Assn. 10.00% 2019	703	808
Government National Mortgage Assn. 8.50% 2021	42	47
Government National Mortgage Assn. 10.00% 2021	237	274
Government National Mortgage Assn. 8.50% 2022	16	18
Government National Mortgage Assn. 6.00% 2035	20	21
Government National Mortgage Assn. 5.00% 2038	50,088	51,655
Government National Mortgage Assn. 5.50% 2038	39,176	41,031
Government National Mortgage Assn. 5.50% 2038	8,657	9,065
Government National Mortgage Assn. 5.50% 2038	8,065	8,447
Government National Mortgage Assn. 6.00% 2038	28,511	30,149
Government National Mortgage Assn. 6.00% 2038	26,725	28,261
Government National Mortgage Assn. 6.00% 2038	22,782	24,091
Government National Mortgage Assn. 6.00% 2038	7,813	8,261
Government National Mortgage Assn. 6.00% 2038	7,085	7,491
Government National Mortgage Assn. 6.50% 2038	35,395	37,655
Government National Mortgage Assn. 5.00% 2039	14,980	15,455
Government National Mortgage Assn. 5.922% 2058[2]	17,350	18,044
Government National Mortgage Assn. 6.172% 2058[2]	771	801
Government National Mortgage Assn. 6.22% 2058[2]	9,168	9,655
Government National Mortgage Assn., Series 2004-19, 5.00% 2031	13,911	14,532
Government National Mortgage Assn., Series 2003-116, Class JD, 5.00% 2032	10,000	10,377
Government National Mortgage Assn., Series 2003-46, 5.00% 2033	10,000	10,512
Government National Mortgage Assn., Series 2003, Class A, 5.612% 2058[2]	16,165	16,836
Government National Mortgage Assn., Series 2003, 6.116% 2058[2]	4,073	4,236
		3,047,984

MORTGAGE-BACKED OBLIGATIONS — Commercial mortgage-backed securities[3] — 1.47%
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	27,750	28,931
Fannie Mae, Series 2003-M2, Class D, 4.68% 2033[4]	11,000	10,803
Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class M-AD, 5.439% 2041[4,5]	7,293	7,855
Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class A-PB, 4.807% 2042	5,500	5,455
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A-7, 5.118% 2042[4]	2,000	1,924
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	3,000	2,925
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-3, 4.184% 2037	1,784	1,785
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-4, 4.529% 2037	2,000	2,006
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A-4, 4.738% 2042	2,000	1,891
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4A, 4.936% 2042[4]	5,000	4,797
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[5]	10,750	10,114
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-2, 4.183% 2037	2,550	2,553
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A-4, 4.686% 2037	2,250	2,123
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-AB, 5.10% 2038[4]	5,000	5,041
GE Commercial Mortgage Corp., Series 2006-C1, Class A-AB, 5.515% 2044[4]	3,000	2,989
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.515% 2044[4]	2,000	1,921
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	1,127	1,177
Banc of America Commercial Mortgage Inc., Series 2006-2, Class A-3, 5.901% 2045[4]	3,000	2,913
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A-3, 5.289% 2044[4]	3,000	2,967
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037[4]	3,000	2,904
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033	1,755	1,803
GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class A-M, 4.754% 2043	2,000	1,511
COBALT CMBS Commerical Mortgage Trust, Series 2006-C1, Class A-2, 5.174% 2048	1,000	996
		107,384

Collateralized mortgage-backed obligations (privately originated)[3] — 0.00%
Paine Webber CMO, Series O, Class 5, 9.50% 2019	152	164

Total mortgage-backed obligations		3,155,532

FEDERAL AGENCY BONDS & NOTES — 7.87%
Federal Home Loan Bank 2.50% 2009	5,000	5,003
Federal Home Loan Bank 3.375% 2010	10,000	10,308
Federal Home Loan Bank 7.625% 2010	8,000	8,403
Federal Home Loan Bank 1.75% 2012	108,605	108,521
Federal Home Loan Bank 3.625% 2013	10,000	10,484
Federal Home Loan Bank 5.375% 2016	27,750	30,978
Federal Home Loan Bank 5.375% 2016	8,755	9,704
Federal Home Loan Bank 4.75% 2018	10,050	10,639
Fannie Mae 1.75% 2011	29,450	29,828
Fannie Mae 3.625% 2011	10,000	10,485
Fannie Mae 6.00% 2011	15,000	16,262
Fannie Mae 6.125% 2012	10,000	11,149
Fannie Mae 3.00% 2014	7,250	7,332
Fannie Mae 5.375% 2017	13,000	14,546
Freddie Mac 2.875% 2010	17,000	17,461
Freddie Mac 2.50% 2014	13,000	12,949
Freddie Mac 3.00% 2014	22,750	22,995
Freddie Mac 5.50% 2016	10,000	11,271
Federal Agricultural Mortgage Corp. 4.875% 2011[5]	6,750	7,140
Federal Agricultural Mortgage Corp. 5.125% 2011	3,500	3,738
Federal Agricultural Mortgage Corp. 5.50% 2011[5]	20,010	21,438
Federal Agricultural Mortgage Corp. 5.125% 2017[5]	10,225	10,944
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.375% 2012	33,000	33,566
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20% 2012	10,000	10,117
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.25% 2012	17,500	17,765
United States Agency for International Development, Republic of Egypt 4.45% 2015	19,000	19,933
United States Agency for International Development, State of Israel, Class 1-A, 5.50% 2023	5,000	5,381
Small Business Administration, Series SBIC-PS 2006-10A, Participating Securities, 5.408% 2016	8,022	8,476
Small Business Administration, Series 2001-20K, 5.34% 2021[3]	1,956	2,066
Small Business Administration, Series 2001-20J, 5.76% 2021[3]	1,009	1,075
Small Business Administration, Series 2001-20F, 6.44% 2021[3]	2,960	3,196
Small Business Administration, Series 2003-20B, 4.84% 2023[3]	6,714	7,015
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.20% 2012	15,000	15,216
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	13,586	13,784
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 2.25% 2012	10,000	10,154
United States Government Agency-Guaranteed (FDIC insured), State Street Corp. 2.15% 2012	10,000	10,100
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.125% 2012	9,000	9,092
United States Government Agency-Guaranteed (FDIC insured), John Deere Capital Corp. 2.875% 2012	6,414	6,609
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp.,
Series 2000-044-A, 3.74% 2015[3]	4,012	4,202
Tennessee Valley Authority, Series 2008, Class A, 4.875% 2048	2,255	2,130
United States Government-Guaranteed, Perforadora Centrale SA de CV (Title XI) 4.92% 2018[3]	1,901	2,041
United States Government-Guaranteed Ship Financing Obligations, Rowan Companies, Inc. (Title XI) 5.88% 2012[3]	954	998
		574,494

ASSET-BACKED OBLIGATIONS[3] — 0.80%
Hyundai Auto Receivables Trust, Series 2006-B, Class A-4, 5.15% 2013	10,000	10,371
John Deere Owner Trust, Series 2008, Class A-4, 4.89% 2015	8,000	8,007
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-3, 5.09% 2017	5,450	5,863
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	4,276	4,482
PSE&G Transition Funding II LLC, Series 2005-1, Class A-2, 4.34% 2014	4,062	4,211
Reliant Energy Transition Bond Company LLC, Series 2001-1, Class A-4, 5.63% 2015	200	216
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-1, 4.192% 2020	2,670	2,784
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-2, 5.234% 2023	625	663
CPL Transition Funding LLC, Series 2002-1, Class A-4, 5.96% 2015	3,000	3,276
FPL Recovery Funding LLC, Series 2007-A, Class A-2, 5.044% 2015	3,000	3,220
Ford Credit Auto Owner Trust, Series 2008-A, Class A-4, 4.37% 2012	3,000	3,114
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	3,000	3,105
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A-4, 4.28% 2014	3,000	3,101
World Omni Auto Receivables Trust, Series 2008-A, Class A-4, 4.74% 2013	2,000	2,092
Oncor Electric Delivery Transition Bond Co. LLC, Series 2003-1, Class A-3, 4.95% 2015	1,895	2,008
PE Environmental Funding LLC, Series 2007-A, Class A-1, 4.982% 2016	1,584	1,569
Susquehanna Auto Lease Trust, Series 2007-1, Class A-3, 5.25% 2010[5]	671	673
		58,755

Total bonds & notes (cost: $7,014,269,000)		7,234,840

Short-term securities — 1.84%

Federal Home Loan Bank 0.08%–0.22% due 9/1–9/11/2009	100,700	100,697
U.S. Treasury Bills 0.20% due 11/12/2009	20,700	20,695
Freddie Mac 0.225% due 9/14/2009	12,800	12,799

Total short-term securities (cost: $134,187,000)		134,191

Total investment securities (cost: $7,148,456,000)		$7,369,031
Other assets less liabilities		(67,626)

Net assets		$7,301,405

1Index-linked bond whose principal amount moves with a government retail price index.
2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $299,991,000, which represented 4.11% of the net assets of the fund.
3Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
4Coupon rate may change periodically.
5Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $58,164,000, which represented .80% of the net assets of the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-922-1009O-S21456

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
The American Funds Income Series — U.S. Government Securities Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The American Funds Income Series — U.S. Government Securities Fund (the “Fund”) as of August 31, 2009, and for the year then ended and have issued our report thereon dated October 14, 2009, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of August 31, 2009, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
October 14, 2009

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE AMERICAN FUNDS INCOME SERIES

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: October 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: October 30, 2009

By /s/ Ari M. Vinocor
Ari M. Vinocor, Treasurer and Principal Financial Officer

Date: October 30, 2009